UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

CHINA EDUCATION ALLIANCE, INC.

 (Exact name of registrant as specified in its charter)

North Carolina	000-52092	56-2012361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China	150090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-8233-5794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 9, 2013, the board of directors of the Company unanimously resolved to amend the Company’s By-laws, effective immediately, to eliminate the classification of the Board of Directors to have annual elections of directors. Directors elected prior to the amendment will continue to complete their term. Specifically, the Company amended Section 3 of Article III of the Company’s By-laws by striking out the old Section 3, which reads:

“Section 3  Number, Class, Term and Qualifications

There shall be such number of Directors, not less than one (1) nor more than five (5), as may be fixed or changed from time to time at a meeting of the shareholders called for such purpose but no reduction in the number of Directors shall of itself have the effect of shortening the term of any incumbent Director.

Commencing with the annual meeting of stockholders in 2010, directors shall be divided into two classes, as nearly equal in number as possible, designated as Class I and Class II. The initial term of office of the Class I directors shall expire on the date of the first annual meeting of stockholders following the end of the 2010 fiscal year (the "2011 Annual Meeting") and the initial term of office of the Class II directors shall expire on the date of the first annual meeting of stockholders next succeeding the 2011 Annual Meeting (the “2012 Annual Meeting”). At each annual meeting of stockholders following such classification and division of the members of the Board of Directors, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders after their election, so that the term of office of one class of directors shall expire in each year. Each director shall hold office until the expiration of such director's term of office and until such director's successor shall have been elected and qualified, or until such director's earlier resignation, removal or death. Directors need not be residents of the State of North Carolina or shareholders of the Corporation.”

 and replacing it with the following new Section 3:

 “Section 3  Number, Class, Term and Qualifications

There shall be such number of Directors, not less than one (1) nor more than five (5), as may be fixed or changed from time to time at a meeting of the shareholders called for such purpose but no reduction in the number of Directors shall of itself have the effect of shortening the term of any incumbent Director.

Except as otherwise provided herein, the Directors shall be elected at each annual meeting of the shareholders to hold office until the next year’s annual meeting. Each Director shall serve until his successor is elected and qualified or until his earlier death, resignation or removal.

Directors need not be residents of the State of North Carolina or shareholders of the Corporation.”

  The remainder of the By-laws remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Dated: January 14, 2013	By:	/s/ Xiqun Yu
	Name:	Xiqun Yu
	Title:	Chief Executive Officer